                                                                  Exhibit 99.2


                        WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                                 SECOND QUARTER
                                   (unaudited)

(in millions except per share data)                             Three Months Ended
                                                                      March 31
                                                              ----------------------
                                                               1997            1996
                                                               ----            ----
Sales and operating revenues                                  $2,223          $2,039

Operating costs and expenses                                  (2,353)         (2,745)
                                                              ------          ------
Operating profit (loss)                                         (130)           (706)

Other income and expenses, net                                    34            (146)

Interest expense                                                (114)           (146)
                                                              ------          ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                            (210)           (998)

Income tax benefit (expense)                                      59             341
  Effective tax rate                                            28.2%           34.2%

Minority interest                                                 --              (1)
                                                              ------          ------

Income (loss) from Continuing Operations                        (151)           (658)
                                                              ------          ------

Discontinued Operations, net of income taxes:
  Income (loss) from Discontinued Operations                      --             (51)

  Estimated gain (loss) on disposal of Discontinued
    Operations                                                    --           1,018
                                                              ------          ------

Income (loss) from Discontinued Operations                        --             967
                                                              ------          ------

Extraordinary item:
       Loss on early extinguishment of debt                       --             (63)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                              --              --
       Other postretirement benefits                              --              --
       Income taxes                                               --              --
                                                              ------          ------

Net Income (loss)                                              ($151)           $246
                                                              ======          ======

Average shares outstanding                                       642             439

Earnings (loss) per common share:

  Continuing Operations                                       ($0.23)         ($1.50)
  Discontinued Operations                                      $0.00           $2.20
  Extraordinary item                                           $0.00          ($0.14)
  Cumulative effect of changes in
      accounting principles                                    $0.00           $0.00
                                                              ------          ------

  Earnings (loss) per common share                            ($0.23)          $0.56
                                                              ======          ======

                        WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                                 SECOND QUARTER
                                   (unaudited)

(in millions except per share data)

                                                                 Three Months Ended      Six Months Ended
                                                                       June 30                 June 30
                                                                 ------------------      ----------------
                                                                 1997        1996        1997        1996
                                                                 ----        ----        ----        ----
Sales and operating revenues                                    $2,413      $2,148      $4,636     $4,187

Operating costs and expenses                                    (2,267)     (2,178)     (4,620)    (4,923)
                                                                ------      ------      ------     ------
Operating profit (loss)                                            146         (30)         16       (736)

Other income and expenses, net                                      18           8          52       (138)

Interest expense                                                  (122)       (109)       (236)      (255)
                                                                ------      ------      ------     ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                42        (131)       (168)    (1,129)

Income tax benefit (expense)                                       (40)         43          19        384
 Effective tax rate                                               96.4%       33.0%       11.3%      34.0%

Minority interest                                                   (1)         (1)         (1)        (2)
                                                                ------      ------      ------     ------

Income (loss) from Continuing Operations                             1         (89)       (150)      (747)
                                                                ------      ------      ------     ------

Discontinued Operations, net of income taxes:
  Income (loss) from Discontinued Operations                        --          --          --        (51)

  Estimated gain (loss) on disposal of Discontinued
      Operations                                                    --          --          --      1,018
                                                                ------      ------      ------     ------

Income (loss) from Discontinued Operations                          --          --          --        967
                                                                ------      ------      ------     ------

Extraordinary item:
       Loss on early extinguishment of debt                         --          --          --        (63)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                                --          --          --         --
       Other postretirement benefits                                --          --          --         --
       Income taxes                                                 --          --          --         --
                                                                ------      ------      ------     ------

Net Income (loss)                                                   $1        ($89)      ($150)     $ 157
                                                                ======      ======      ======     ======

Average shares outstanding                                         644         443         643        441

Earnings (loss) per common share:
  Continuing Operations                                          $0.00      ($0.20)     ($0.23)    ($1.70)
  Discontinued Operations                                        $0.00       $0.00       $0.00      $2.20
  Extraordinary item                                             $0.00       $0.00       $0.00     ($0.14)
  Cumulative effect of changes in
      accounting principles                                      $0.00       $0.00       $0.00      $0.00
                                                                ------      ------      ------     ------

  Earnings (loss) per common share                               $0.00      ($0.20)     ($0.23)     $0.36
                                                                ======      ======      ======     ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                                1996 BY QUARTER
                                  (unaudited)

                                                       Three        Three       Six      Three      Nine      Three       Twelve
                                                       Months      Months     Months     Months     Months    Months      Months
(in millions except per share data)                    Ended        Ended      Ended      Ended     Ended     Ended       Ended
                                                       Mar 31      Jun 30     Jun 30     Sep 30    Sep 30     Dec 31      Dec 31
                                                      --------    --------   --------   -------   --------    -------    --------

                                                        1996        1996       1996      1996       1996        1996       1996
                                                      --------    --------   --------   -------   --------    -------    --------
Sales and operating revenues                            $2,039      $2,148     $4,187   $1,967      $6,154    $2,451       $8,605

Operating costs and expenses                            (2,745)     (2,178)    (4,923)  (1,877)     (6,800)   (2,453)      (9,253)
                                                      --------    --------   --------   -------   --------    ------     --------
Operating profit (loss)                                   (706)        (30)      (736)      90        (646)       (2)        (648)

Other income and expenses, net                            (146)          8       (138)      25        (113)       27          (86)

Interest expense                                          (146)       (109)      (255)    (103)       (358)      (98)        (456)
                                                      --------    --------   --------   -------   --------    ------     --------

Income (loss) from Continuing Operations before
 income taxes and minority interest                       (998)       (131)    (1,129)      12      (1,117)      (73)      (1,190)

Income tax benefit (expense)                               341          43        384       (4)        380        43          423
 Effective tax rate                                       34.2%       33.0%      34.0%    34.5%       34.0%     59.2%        35.6%

Minority interest                                           (1)         (1)        (2)      (2)         (4)       (2)          (6)
                                                      --------    --------   --------   -------   --------    ------     --------

Income (loss) from Continuing Operations                  (658)        (89)      (747)       6        (741)      (32)        (773)
                                                      --------    --------   --------   -------   --------    ------     --------

Discontinued Operations, net of income taxes:
 Income (loss) from Discontinued Operations                (51)          -        (51)      (4)        (55)       (2)         (57)

 Estimated gain (loss) on disposal of Discontinued
  Operations                                             1,018           -      1,018        -       1,018         -        1,018
                                                      --------    --------   --------   -------   --------    ------     --------

Income (loss) from Discontinued Operations                 967           -        967       (4)        963        (2)         961
                                                      --------    --------   --------   -------   --------    ------     --------

Extraordinary item:
 Loss on early extinguishment of debt                      (63)          -        (63)     (30)        (93)        -          (93)

Cumulative effect of changes in accounting
 principles:
   Other postemployment benefits                             -           -          -        -           -         -            -
   Other postretirement benefits                             -           -          -        -           -         -            -
   Income taxes                                              -           -          -        -           -         -            -
                                                      --------    --------   --------  -------    --------     -----     --------

Net income (loss)                                         $246        ($89)      $157     ($28)       $129      ($34)         $95
                                                      ========    ========   ========  =======     =======    =======    ========

Average shares outstanding                                 439         443        441      444         442       448          443

Earnings (loss) per common share:
 Continuing Operations                                  ($1.50)     ($0.20)    ($1.70)   $0.01      ($1.68)   ($0.07)      ($1.74)
 Discontinued Operations                                 $2.20       $0.00      $2.20   ($0.01)      $2.18    ($0.01)       $2.17
 Extraordinary item                                     ($0.14)      $0.00     ($0.14)  ($0.06)     ($0.21)    $0.00       ($0.21)
 Cumulative effect of changes in
   accounting principles                                 $0.00       $0.00      $0.00    $0.00       $0.00     $0.00        $0.00
                                                      --------    --------   --------   ------     -------   -------      -------

 Earnings (loss) per common share                        $0.56      ($0.20)     $0.36   ($0.06)      $0.29    ($0.08)       $0.22
                                                      ========    ========   ========   ======     =======   =======      =======


                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                                1995 BY QUARTER
                                  (unaudited)

                                            Three         Three          Six          Three        Nine       Three       Twelve
                                            Months        Months        Months        Months      Months      Months      Months
(in millions except per share data)         Ended         Ended         Ended         Ended       Ended       Ended       Ended
                                            Mar 31        Jun 30        Jun 30        Sep 30      Sep 30      Dec 31      Dec 31
                                            ------        ------        ------        ------      ------      ------      ------
                                             1995          1995          1995          1995        1995        1995        1995
                                            ------        ------        ------        ------      ------      ------      ------
Sales and operating revenues                $1,128        $1,367        $2,495        $1,204      $3,699      $1,849      $5,548

Operating costs and expenses                (1,109)       (1,282)       (2,391)       (1,259)     (3,650)     (1,838)     (5,488)
                                            ------        ------        ------        ------      ------      ------      ------
Operating profit (loss)                         19            85           104           (55)         49          11          60

Other income and expenses, net                  (2)            1            (1)          124         123          14         137

Interest expense                               (48)          (47)          (95)          (43)       (138)        (98)       (236)
                                            ------        ------        ------        ------      ------      ------      ------

Income (loss) from Continuing
   Operations before income taxes
   and minority interest                       (31)           39             8            26          34         (73)        (39)

Income tax benefit (expense)                    15           (13)            2           (10)         (8)         14           6
   Effective tax rate                         48.4%         33.3%        -25.0%         38.5%       23.5%       19.2%       15.4%

Minority interest                               (2)           (3)           (5)           (1)         (6)         (5)        (11)
                                            ------        ------        ------        ------      ------      ------      ------

Income (loss) from Continuing Operations       (18)           23             5            15          20         (64)        (44)
                                            ------        ------        ------        ------      ------      ------      ------

Discontinued Operations, net of
   income taxes:
   Income (loss) from Discontinued
      Operations                                26            33            59             4          63          47         110

   Estimated gain (loss) on disposal of
      Discontinued Operations                   --            --            --           (76)        (76)         --         (76)
                                            ------        ------        ------        ------      ------      ------      ------

Income (loss) from Discontinued Operations      26            33            59           (72)        (13)         47          34

Extraordinary item:
       Loss on early extinguishment of debt     --            --            --            --          --          --          --

Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits            --            --            --            --          --          --          --
       Other postretirement benefits            --            --            --            --          --          --          --
       Income taxes                             --            --            --            --          --          --          --
                                            ------        ------        ------        ------      ------      ------      ------

Net Income (loss)                               $8           $56           $64          ($57)         $7        ($17)       ($10)
                                            ======        ======        ======        ======      ======      ======      ======

Average shares outstanding                     398           399           398           409         403         435         410

Earnings (loss) per common share:
   Continuing Operations                    ($0.08)        $0.03        ($0.05)        $0.02      ($0.04)     ($0.15)     ($0.19)
   Discontinued Operations                   $0.07         $0.08         $0.15        ($0.18)     ($0.03)      $0.11       $0.08
   Extraordinary item                        $0.00         $0.00         $0.00         $0.00       $0.00       $0.00       $0.00
   Cumulative effect of changes in
       accounting principles                 $0.00         $0.00         $0.00         $0.00       $0.00       $0.00       $0.00
                                            ------        ------        ------        ------      ------      ------      ------

   Earnings (loss) per common share         ($0.01)        $0.11         $0.10        ($0.16)     ($0.07)     ($0.04)     ($0.11)
                                            ======        ======        ======        ======      ======      ======      ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                              1994, 1993, AND 1992
                                  (unaudited)

                                                                    Twelve Months Ended

(in millions except per share data)                     ------------------------------------------

                                                              1994          1993         1992
                                                        ------------------------------------------
Sales and operating revenues                                  $5,125      $5,153       $5,272

Operating costs and expenses                                  (4,764)     (5,152)      (4,812)
                                                        ------------------------------------------
Operating profit (loss)                                          361           1          460

Other income and expenses, net                                  (285)        (75)         (32)

Interest expense                                                (134)       (164)        (169)
                                                        ------------------------------------------
Income (loss) from Continuing Operations before
  income taxes and minority interest                             (58)       (238)         259

Income tax benefit (expense)                                      30          73          (79)
  Effective tax rate                                            51.7%       30.7%        30.5%

Minority interest                                                 (9)         (9)          (5)
                                                        ------------------------------------------
Income (loss) from Continuing Operations                         (37)       (174)         175
                                                        ------------------------------------------
Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                     85          (4)         147

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                  -         (95)      (1,383)
                                                        ------------------------------------------
Income (loss) from Discontinued Operations                        85         (99)      (1,236)

Extraordinary item:
       Loss on early extinguishment of debt                        -           -            -

Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits                               -         (56)           -
       Other postretirement benefits                               -           -         (742)
       Income taxes                                                -           -          404
                                                        ------------------------------------------

Net Income (loss)                                                $48       ($329)     ($1,399)
                                                        ==========================================

Average shares outstanding                                       384         353          346

Earnings (loss) per common share:
   Continuing Operations                                      ($0.23)     ($0.64)       $0.43
   Discontinued Operations                                     $0.22      ($0.28)      ($3.57)
   Extraordinary item                                          $0.00       $0.00        $0.00
   Cumulative effect of changes in
       accounting principles                                   $0.00      ($0.16)      ($0.98)
                                                        ------------------------------------------

   Earnings (loss) per common share                           ($0.01)     ($1.08)      ($4.12)
                                                        ==========================================
